BABY GRAND CORP.
                       160 E. Flamingo Road
                     Las Vegas, Nevada  89109



                          March 28, 1997



R. Michael Flick
Credit Specialist
Federal Deposit Insurance Corporation
P.O. Box 9349
Newport Beach, CA  92658

     Re:  Shares of Dunes Hotels & Casinos, Inc.

Dear Mr. Flick:

     We are in receipt of your letter dated March 18, 1997, asserting a right to vote the shares of Dunes Hotels & Casinos, Inc., owned by Baby Grand Corp. ("Dunes Shares"). We disagree with your contention that the FDIC holds the right to assert voting control over the Dunes Shares. We will continue to conduct our business, including our ownership of the Dunes Shares, as we deem appropriate under the circumstances.

     Please understand that the FDIC will be liable for any damages should you wrongfully attempt to exercise the voting rights to the Dunes Shares.

                              Very truly yours,

                              /s/ John B. Anderson

                              John B. Anderson, President

cc:  Kummer Kaempfer Bonner & Renshaw
     Attn:  Michael Bonner

     Dunes Hotels & Casinos, Inc.
     c/o CT Corporation
     1633 Broadway
     New York, NY  10019

     Dunes Hotels & Casinos, Inc.
     4045 S. Spencer Street, Suite 206
     Las Vegas, NV  89119

     Dunes Hotels & Casinos, Inc.
     c/o Corporation Trust Co. of Nevada
     One East First Street
     Reno, NV  89501